                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 15, 2005

                          DALECO RESOURCES CORPORATION
            --------------------------------------------------------
               (Exact name of registrant as specified in Charter)

         Nevada                          0-12214                 23-2860739
-----------------------------      --------------------     --------------------
(State or other jurisdiction       (Commission File No)        (IRS Employee
     of Incorporation)                                       Identification No.)

            120 North Church Street, West Chester, Pennsylvania 19380
            ---------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 610-429-0181


      --------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.

         Material Contract:

         Daleco Resources Corporation's wholly owned subsidiary, C.A. Properties, Inc. (the "Company") entered into an Operating License ("Agreement") with Tecumseh Industrial Minerals, LLC ("TIML"), a New Mexico Company for the management, development, exploitation and marketing ("Development") of the Company's Kaolin claims, located in Sierra County, New Mexico ("Sierra Kaolin(TM)").

         The Agreement provides for a three (3) year Primary Term and for so long thereafter as TIML continues to produce Sierra Kaolin(TM) in commercial quantities. Profits from the Development will be split 65% to TIML and 35% to the Company. All costs and expenses incurred in the first year of operations will be borne 100% by TIML. The Operating License was entered into consistent with that Memorandum of Understanding dated November 30, 2004, filed with the Securities and Exchange Commission on Form 8-K dated December 2, 2004 and attached by reference to the Company's Annual Report on Form 10-KSB dated January 18, 2005 as Exhibit 10. 37

         The Agreement, less Exhibit A, is attached hereto as Exhibit 10.39.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Daleco Resources Corporation
                                                          (Registrant)


Date: March 15, 2005
                                                        /s/ Gary J. Novinskie
                                                    ----------------------------
                                                    Gary J. Novinskie, President